[Confidential Treatment Requested. Confidential Portions of this Agreement have been separately filed with the Commission.]


                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                      PARTNERSHIP PRODUCT COMMERCIALIZATION

                                LICENSE AGREEMENT

     THIS AGREEMENT is entered into by and between Becton, Dickinson and Company, a New Jersey corporation, through its BD Biosciences Division, having a place of business at 54 Loveton Circle, Sparks, Maryland 21152 (hereinafter "BD") and Nanogen, Inc., a Delaware corporation having its principal office and place of business at 10398 Pacific Center Court, San Diego, California 92121 (hereinafter "Nanogen").

     WHEREAS, BD owns certain patent rights related to its proprietary Strand Displacement Amplification ("SDA") technology; and

     WHEREAS, BD is the exclusive licensee of certain patent rights owned by The Nanogen/ Becton Dickinson Partnership (hereinafter "Partnership") and related to technology developed by the Partnership ("Partnership Technology"); and

     WHEREAS, Nanogen desires to make, have made, use, offer to sell, sell and import certain products which employ BD's SDA technology and/or Partnership Technology or would enable a purchaser to employ BD's SDA technology and/or Partnership Technology in certain applications.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the parties hereby agree as follows:

     1.0 DEFINITIONS

     As used in this agreement:

     1.1 "Affiliate" shall mean any corporation or other business entity controlled by or in common control of a party. "Control" as used herein means the ownership directly or indirectly of fifty percent (50%) or the maximum interest permitted by local law of the voting stock of a corporation or a fifty percent (50%) or greater interest in the income of such corporation or other business entity or the ability otherwise of a party to secure that the affairs of such corporation or other business entity are managed in accordance with its wishes.

     1.2 "Agreement" shall mean this agreement and any exhibits, attachments or addenda hereto, and any renewals or extensions of this agreement.

     1.3 "Arrays" shall mean electronically addressable oligonucleotide arrays.

     1.4 "BD" shall include all of the divisions, subsidiaries and Affiliates of BD.

     1.5  "Effective Date" shall mean September 25, 2000.

     1.6 "Field" shall mean IN VITRO nucleic acid-based diagnostic and monitoring technology involving tests utilizing Arrays for the detection, identification and/or determination of susceptibility/resistance of microbial agents (i.e.) bacteria, viruses, fungi and parasites).

     1.7 "Licensed Product(s)" shall mean any assay product that contains reagents or components which are the subject matter of (a) a claim of the Partnership Patent Rights (as defined hereinafter) and/or the SDA Patent Rights (as defined hereinafter), or (b) are used for the practice of a method which is the subject matter of a claim of the Partnership Patent Rights and/or the SDA Patent Rights.

     1.8 "Net Sales" shall mean the **************************************
**************************************************************************

     ******************************************************************
          *************************************************************

     ******************************************************************


     ******************************************************************
          *************************************************************
          *************************************************************
          *************************************************************

     1.9 "Nanogen" shall include all of the divisions, subsidiaries and Affiliates of Nanogen.

     1.10 "Partnership Know-How" shall mean the Partnership's know-how to practice the Partnership Patent Rights (defined hereinafter) in the Field.



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                                       2

     1.11 "Partnership Patent Rights" shall mean the U. S. Patents and pending
U. S. patent applications listed in Appendix B to this Agreement and any divisionals, continuations, continuations-in-part, re-examinations, reissues, and all foreign equivalents of any of the foregoing in whole or in part.

     1.12 "Research Agreement" shall mean the Collaborative Research and Development and License Agreement entered into by BD, Nanogen and the Partnership on October 1, 1997 and amended on September 25, 2000.

     1.13 "SDA Invention(s)" shall mean any patentable and unpatentable inventions, ideas, discoveries, improvements, design rights, semiconductor mask works, trade secrets, know-how and any equivalents thereof which are made, developed, conceived or reduced to practice by Nanogen, or on behalf of Nanogen or by a sublicensee of Nanogen during the term of this Agreement, while conducting activities in accordance with the license granted herein, and which constitute or employ any improvement(s) related to SDA.

     1.14 "SDA Know-How" shall mean BD's SDA know-how to practice the SDA Patent Rights (defined hereinafter) in the Field and Becton Intellectual Property as such term is defined in Paragraph 1.11 of the Research Agreement, which is directly related to SDA and is used in the manufacture, use, offer for sale, sale or importation of any Product as such term is defined in the Research Agreement.

     1.15 "SDA Patent Rights" shall mean the U. S. Patents and pending U. S. patent applications listed in Appendix A to this Agreement as amended from time to time to include (a) U.S. Patents and pending U.S. patent applications with claims to SDA Inventions (b) Becton Patent Rights as such term is defined in the Research Agreement, as amended from time to time, which are directly related to SDA and are used in the manufacture, use, offer for sale, sale or importation of any Product as such term is defined in the Research Agreement and (c) U.S. Patents and pending U.S. patent applications with claims to SDA Improvements as such term is defined in the Research Agreement, as amended from time to time, and any divisionals, continuations, continuations-in-part, re-examinations, reissues, and all foreign equivalents of any of the foregoing in whole or in part.

     2.0 LICENSE GRANT

     2.1 As partial consideration for royalties to be paid by Nanogen to BD pursuant to this Agreement, BD hereby grants to Nanogen a worldwide, non-exclusive license in and to the SDA Patent Rights and SDA Know-How to make, have made, use, offer to sell, sell and import Licensed Products strictly limited for use only in the Field.

     2.2 As partial consideration for royalties to be paid by Nanogen to BD pursuant to this Agreement, BD hereby grants to Nanogen a worldwide, exclusive sublicense in and to the Partnership Patent Rights and Partnership Know-How to make, have made, use, offer to sell, sell and import Licensed Products strictly limited for use only in the Field.

     2.3 The non-exclusive license granted to Nanogen in Paragraph 2.1 and the exclusive sublicense granted to Nanogen in Paragraph 2.2 include a limited right for Nanogen to grant sublicenses only in accordance with the provisions of
Section 4.0.

     3.0 PAYMENT AND RECORDS

     3.1 Nanogen shall pay to BD a royalty of ****************************. If
Nanogen or its Affiliates sell Licensed Products through a distributor, ***
******************************************************************************
******************************************************************************

     3.2 Nanogen shall submit to BD within ********** days after ****** **, **** **, ********* ** and ******** ** of each calendar year during the term of this Agreement, and upon the expiration or effective termination of this Agreement, reports for the preceding three month period identifying the Net Sales, and the amount of royalty due to BD together with payment of such royalty amount. If no royalties are due to BD for any reporting period, the written report shall so state. All royalties due hereunder shall be payable in United States Dollars; provided, however, that if any payment on account of Net Sales is received by Nanogen in any currency other than United States Dollars, such amount shall be converted to United States




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                                       4

Dollars at the exchange rate published in the Wall Street Journal on the date of remittance of such payment to BD.

     3.3 Nanogen shall maintain complete and accurate books of accounts and records showing all sales of Licensed Products and all Net Sales attributable to such sales. For purposes of verifying the accuracy of the royalties paid by Nanogen pursuant to this Agreement, such books and records shall be open to inspection, during usual business hours, by an independent certified public accountant acceptable to Nanogen. In the event that any such inspection shows any underreporting and underpayment by Nanogen in excess of ***************** for any fiscal year, then Nanogen shall pay the cost of such examination, the amount of any underpaid royalty. Such books and records shall be maintained for at least three full years after each accounting period has ended.

     4.0 SUBLICENSING

     4.1 Nanogen may grant sublicenses in and to the rights licensed hereunder, provided that such sublicenses are in full compliance with all of the provisions set forth in this Section 4.0.

     4.2 No more than ********* business days after execution of any sublicense agreement pursuant to Paragraph 4.1, Nanogen shall deliver to BD a complete and accurate copy of such sublicense agreement.

     4.3 Nanogen shall pay to BD ********************************************
******** actually paid to Nanogen from sublicensees. Nanogen shall also pay to BD royalties from sales by sublicensees, and such royalties shall not be **** ******************** unless permitted by Section 5.0 or Section 9.0.

     4.4 All sublicense agreements shall require the sublicensee to comply with all the terms and conditions of this Agreement applicable to Nanogen, provided however that, such sublicense agreements shall not include grants of rights to the sublicensee to: (a) have made Licensed Products; or (b) grant further sublicenses (except by implication through sale of Licensed Products to end-users of such products).

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                                       5

     4.5 All other terms and conditions of any sublicense agreement shall be consistent with the term and conditions of this Agreement.

     5.0 ***

     ************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

     6.0 SDA INVENTIONS

     6.1 As partial consideration for the license of SDA Patent Rights and SDA Know-How granted by BD to Nanogen pursuant to this Agreement, Nanogen hereby agrees that all SDA Inventions shall be owned exclusively by, and vest entirely in, BD.

     6.2 In order to facilitate the provisions of Paragraph 6.1, Nanogen shall promptly notify BD, in writing, of all SDA Inventions.

     6.3 Nanogen shall, and does hereby, irrevocably grant and assign to BD the entire assignable right, title and interest, without further compensation, in and to any and all SDA Inventions, together with: (a) the right to apply for patents thereon in any and all countries of the




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                                       6
world, and (b) the entire right, title and interest in and to any and all applications for patents which may be prepared or filed thereon at BD's discretion and expense, and in and to any and all of the eventuating patents.

     6.4 Nanogen shall execute and deliver to BD all descriptions, applications, assignments and other documents and instruments necessary or proper to carry out the provisions of this License Agreement without further compensation. Nanogen shall also cooperate with and assist BD or its nominees in all reasonable ways and at all reasonable times, including, but not limited to, testifying in all legal proceedings, signing all lawful papers and in general performing all lawful acts reasonable, necessary or proper, to aid BD in obtaining, maintaining, defending and enforcing all lawful patent, trade secret, know-how and the like related to SDA Inventions in the United States and elsewhere; and Nanogen shall maintain all information and communications related thereto in confidence.

     7.0 LICENSED PRODUCT MARKING

     Nanogen shall mark all Licensed Products made, used, offered for sale, sold or imported into the United States with applicable United States Patent numbers in accordance with United States Patent Laws. Nanogen shall also mark all Licensed Products made, used, offered for sale, sold or imported into any other country with applicable patent numbers in accordance with such country's patent law.

     8.0 MAINTENANCE AND ENFORCEMENT OF PATENT RIGHTS

     8.1 Nanogen shall notify BD promptly in writing if Nanogen becomes aware of any infringement or suspected infringement of any Partnership Patent Right or of and SDA Patent Right by an unlicensed party.

     8.2 In the event of infringement of any Partnership Patent Right by an unlicensed party, BD and Nanogen shall mutually agree upon a course of action to address such infringement.

     8.3 In the event of infringement of any SDA Patent Right by an unlicensed party, **********************************************************************
*****************************************************************************
*****************************************************************************

     9.0 DEFENSE OF PATENT INFRINGEMENT ACTIONS

     9.1 Nanogen shall give BD prompt written notice of each claim or allegation that Nanogen's or a sublicensee's use of **************************************
*****************************************************************************
*****************************************************************************

     9.2 If such claim or allegation referenced in Paragraph 9.1 is *******
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************

     9.3 If BD ***************************************************************
*****************************************************************************
*****************************************************************************

     9.4 All attorney's fees and disbursements related thereto incurred in ***
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************


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                                       8

     9.5 During the time period that ****************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************

     9.6 In the event that following ****************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************

     9.7 In the event a claim or notice that Nanogen's or a sublicensee's use of the Partnership Patent Rights constitutes an infringement of any U.S. patents rights held by a third party, BD and Nanogen shall mutually agree upon a course of action to address such claim or notice.

     10.0 TERM AND TERMINATION

     10.1 This Agreement shall remain in effect for a period ending: (a) on the date on which the last to expire of the Partnership Patent Rights has expired and the last to expire of the SDA Patent Rights has expired; (b) on the date on which all of the Partnership Patent Rights and all of the SDA Patent Rights have been finally adjudicated to be invalid and/or unenforceable; or (c) on the date of termination of this Agreement in accordance with Paragraph 10.2, Paragraph
10.3 or Paragraph 10.4, whichever occurs sooner.





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                                       9

     10.2 Prior to expiration or termination of this Agreement by any of the occurrences specified in Paragraph 10.1 (a), or (b), Nanogen may, at any time, without cause, terminate this Agreement upon sixty (60) days prior written notice to BD.

     10.3 This Agreement may also be terminated by either party upon default or breach of a material obligation or condition by the other, such termination being effective sixty (60) days after receipt by the alleged defaulting or breaching party of written notice of such termination under this Paragraph specifying the default or breach; provided, however, that if the default or breach is cured or shown to be non-existent within the sixty (60) day period after receipt of written notice, the notice shall be deemed automatically withdrawn and of no effect. If the parties do not agree on whether a default or breach is of a "material" obligation or condition, then the parties shall resolve such a dispute in accordance with Paragraphs 14.1, 14.2, 14.3 and 14.4 of this Agreement, and no termination shall occur.

     10.4 In the event that either party shall make an assignment for the benefit of creditors, voluntarily or involuntarily file a petition for bankruptcy or reorganization, or substantially discontinue its business with respect to this Agreement, the other party shall have the right to terminate this Agreement effective immediately upon written notice, but without prejudice to any other rights of either party.

     10.5 Upon termination of this Agreement under Paragraph 10.2, Paragraph
10.3 or Paragraph 10.4, all rights in and to the Partnership Know-How and the Partnership Patent Rights shall immediately revert to the Partnership.

     10.6 Following termination of this Agreement under Paragraph 10.2, Paragraph 10.3 or Paragraph 10.4, Nanogen shall have the right for six (6) months to sell all Licensed Products on hand at the time of termination so long as the royalties from such sales due BD are paid to and statements rendered to BD with respect to such sales of Licensed Products when due in accordance with this Agreement.

     10.7 Upon termination, the parties hereto will have no further obligations to each other except for those obligations pursuant to Paragraphs 3.2, 3.3, 6.1, 6.2, 6.3, 6.4, 10.5 and 13 of this Agreement, which shall survive termination.

     11.0 REPRESENTATIONS AND WARRANTIES

     11.1 BD hereby represents and warrants to Nanogen that it is the owner of the entire right, title and interest to the SDA Patent Rights and SDA Know-How and that it has full authority and power to enter into this Agreement and to grant the rights and license specified herein, that it has secured any and all necessary approvals, permits or consents deemed necessary or advisable for the consummation of the transactions contemplated hereby and that upon execution by BD and Nanogen, this Agreement shall immediately be a valid and binding obligation of BD, enforceable in accordance with its terms.

     11.2 Nanogen hereby represents and warrants to BD that it has full authority and power to enter into this Agreement, that it has secured any and all necessary approvals, permits or consents deemed necessary or advisable for the consummation of the transactions contemplated hereby and that upon execution by BD and Nanogen, this Agreement shall immediately be a valid and binding obligation of Nanogen enforceable in accordance with its terms.

     12.0 NOTICES

     Any notice, request, instruction or other document to be given hereunder shall be deemed validly given, if in writing and delivered personally, by overnight courier, or sent by U.S. certified mail, postage prepaid, return receipt requested, as follows:

                           If to Nanogen:

                           Nanogen, Inc.
                           10398 Pacific Center Court
                           San Diego, California 92121
                           Attn:  Chief Executive Officer
                           facsimile - (858) 410-4949

                           with a copy to:

                           Nanogen, Inc.
                           10398 Pacific Center Court
                           San Diego, California 92121
                           Attn:  General Counsel
                           facsimile -  (858) 410-4949
                           and if to BD:

                           BD Biosciences
                           54 Loveton Circle
                           Sparks, Maryland 21152
                           Attn: Vice President, Licensing and Patents facsimile - (410) 316-3509 with a copy to:

                           Becton, Dickinson and Company
                           1 Becton Drive
                           Franklin Lakes, New Jersey 07417
                           Attention: Vice President and Chief Intellectual Property Counsel facsimile - (201) 848-9228

     Alternatively, notices and other communications may be sent by facsimile transmission with a confirmation copy sent by one of the forms of delivery set forth above. All notices and other communications shall be deemed delivered on the date of actual receipt.

     13.0 CONFIDENTIALITY AND NON-DISCLOSURE

     That certain Confidentiality Agreement between Becton and Nanogen dated February 6, 1997 as amended shall remain in full force and effect, except that the terms "Becton Information", "Nanogen Information" and "Information" shall include information provided pursuant to this Agreement, including, but not limited to, all terms and provisions of this Agreement and all Appendices hereto, the "Stated Purpose" shall include activities contemplated by this Agreement, and the term of confidentiality and limited use of such information provided pursuant to this Agreement shall be until ************** following the termination or expiration of this Agreement.

     14.0 DISPUTE RESOLUTION

     14.1 Except as otherwise expressly set forth in this Agreement, the parties shall attempt in good faith to resolve any dispute arising out of or related to this Agreement, including but not limited to any claim of breach, termination or invalidity, promptly by negotiations between the




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                                       12

****************************************************************************
****************** or other executives of the parties who have authority to settle the dispute. Either party may give the other party written notice of any dispute not resolved in the normal course of business. Within **************** after delivery of such notice, executives of both parties shall discuss by telephone or meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information, and to attempt to resolve the dispute. If the matter has not been resolved within ************* of the disputing party's notice, the matter shall be referred to
****************************************************************************
************************************* for further consideration in an attempt to resolve the matter. If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least *** working days' notice of such intention, and may also be accompanied by an attorney. All negotiations pursuant to Paragraph 14.1 and pursuant to Paragraph 14.2 are confidential and shall be treated as compromise and settlement negotiations for the purposes of the Federal Rules of Evidence and any state rules of evidence.

     14.2 If a matter has not been resolved under the procedures set forth in Paragraph 14.1 above within *** days of the disputing party's notice, or if the parties fail to discuss or meet within *** days, then within *** days thereafter, either party may, but shall not be obligated to, initiate nonbinding mediation of the controversy or claim under the Center for Public Resources Model ADR Procedures for Mediation of Business Disputes (the "CPR Procedures"). Once the mediation is initiated by one party, the other party agrees to participate in and conduct mediation in accordance with the CPR Procedures in good faith and not pursue other legal remedies while such mediation is proceeding. If neither party initiates mediation within the *************, or if the dispute has not been resolved by such mediation within *********** following initiation of mediation, either party may pursue all remedies available.

     14.3 All applicable statutes of limitations and defenses based on the passage of time shall be tolled while the negotiation and mediation procedures set forth in Paragraphs 14.1 and



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                                       13

14.2 are pending. The parties will take such action, if any, as may be reasonably required to effectuate such tolling.

     14.4 Notwithstanding the foregoing, the remedy at law for any breach of the provisions of this Agreement may be inadequate, and, accordingly, an aggrieved party seeking equitable relief or remedies for such a breach shall have the right and is hereby granted the privilege, in addition to all other remedies at law or in equity, to proceed directly in a court of competent jurisdiction to seek temporary or preliminary equitable relief.

     15.0 MISCELLANEOUS

     15.1 This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes and replaces all prior agreements, understandings, writings and discussions between the parties relating to said subject matter. No change or amendment hereof shall be effective unless in writing and signed by the parties. Any and all previous agreements and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

     15.2 Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof, but only by a written instrument executed by such party or a duly authorized officer of any such party hereto.

     15.3 This Agreement shall not be assignable by Nanogen without BD's prior written consent. Notwithstanding the foregoing, if notified in writing by Nanogen of a party to which Nanogen desires to assign this Agreement in conjunction with a sale of all or substantially all of the assets of Nanogen, and such other party requires a license from BD to conduct for itself certain of those assets to be acquired from Nanogen, BD agrees to negotiate with such party, and attempt in good faith for a period of not more than six (6) months to conclude, a license agreement for the same Field as this Agreement.

     15.4 This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     15.5 The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties and their successors and permitted assigns, and they shall not be construed as conferring and are not intended to confer any rights on any other persons.

     15.6 All section headings and the use of a particular gender are for convenience only and shall in no way modify or restrict any of the terms or provisions hereof.

     15.7 This Agreement may be executed in two counterparts, each of which shall be deemed an original, and each of the parties may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.

     15.8 If any provision of this Agreement or application thereof to anyone or under any circumstance is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15.9 Nothing contained in this Agreement shall be deemed to create a partnership between BD and Nanogen. Neither party shall be liable for the act of the other party unless such act is expressly authorized in writing by all of the other party.

     15.10 This Agreement shall be interpreted in accordance with the laws of the State of Delaware. This Agreement shall be construed and interpreted without application of any principle or rule to the effect that ambiguities are to be construed against the party responsible for drafting the agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement through duly authorized representatives as of the date first above written.

NANOGEN, INC.                                     BECTON, DICKINSON AND COMPANY

By:      /s/ HOWARD C. BIRNDORF       By:  /s/ VINCENT A. FORLENZA
     --------------------------------      ------------------------------------
Printed                               Printed
Name HOWARD C. BIRNDORF               Name VINCENT A. FORLENZA
    ---------------------------           -------------------------

Title CHAIRMAN  & CEO                 Title SENIOR VICE PRESIDENT
      ----------------------------          TECHNOLOGY, STRATEGY & DEVELOPMENT
                                         -------------------------------------

Date      9-27-00                     Date SEPTEMBER 28, 2000
    ----------------------------          --------------------------

#36052 v2

                                   APPENDIX A

                            PARTNERSHIP PATENT RIGHTS

1.   ************************************************************************
     ************************************************************************
     ************************************************************************

2.   ************************************************************************
     ************************************************************************

3.   ************************************************************************
     ************************************************************************

4.   ************************************************************************
     ************************************************************************

5.   ************************************************************************
     ************************************************************************


6. U. S. Patent No. 6,066,461, entitled "Amplification and Detection of Campylobacter jejuni and Campylobacter coli"

7.   ************************************************************************
     ************************************************************************

8. U. S. Patent No. 6,060,252, entitled "Amplification and Detection of Shigella spp. and Enteroinvasive Strains of Escherichia coli"

9.   ************************************************************************
     ************************************************************************

10. U. S. Patent No. 6,043,041, entitled "Amplification and Detection of Shiga-like Toxin II Producing Organisms"


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                                       17

11.  *******************************************************************



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                                       18

                                   APPENDIX B

                                SDA PATENT RIGHTS


1.   U. S. Patent No. 5,270,184, entitled "Nucleic Acid Target Generation"

2. U. S. Patent No. 5,422,252, entitled "Simultaneous Amplification of Multiple Targets"

3. U. S. Patent No. 5,624,825, entitled "Simultaneous Amplification of Multiple Targets"

4.   U. S. Patent No. 5,455,166, entitled "Strand Displacement Amplification"

5.   U. S. Patent No. 5,712,124, entitled "Strand Displacement Amplification"

6. U. S. Patent No. 5,536,649, entitled "Decontamination of Nucleic Acid Amplification Reactions"

7. U. S. Patent No. 5,648,211, entitled "Strand Displacement Amplification Using Thermophilic Enzymes"

8. U. S. Patent No. 5,744,311, entitled "Strand Displacement Amplification Using Thermophilic Enzymes"

9. U. S. Patent No. 5,702,926, entitled "Use of Boronated Nucleotides in Strand Displacement Amplification"

10. U. S. Patent No. 5,916,779, entitled "Reverse Transcription Strand Displacement Amplification"

11.  **********************************************************************
     **********************************************************************

12.  **********************************************************************
     **********************************************************************

13.  **********************************************************************
     **********************************************************************




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                                       19